MONARCH FUNDS (the “Trust”)

Daily Assets Cash Fund

Supplement Dated March 19, 2009

to Prospectus Dated January 20, 2009

On March 12, 2009, the Board of Trustees (the “Board”) of the Monarch Funds (the “Trust”) approved a plan to liquidate and terminate the Daily Assets Cash Fund (the “Fund”), upon recommendation of Monarch Investment Advisors, LLC (“Advisor”), the manager to the Fund. The Advisor recommended to the Board that, based on anticipated redemptions by shareholders of the Fund which would reduce the Fund’s size and economies of scale, the Advisor did not believe that it could continue to conduct the business and operations of the Fund in an economically efficient manner and that the expense ratio of the Fund would no longer be competitive. As such, the Board concluded that it would be in the best interests of the Fund and the shareholders to liquidate and terminate the Fund. The Advisor anticipates that the liquidation will occur at a $1.00 per share net asset value.

A financial intermediary (the “Intermediary”) whose customers own a substantial majority of the Fund’s shares has advised the Advisor that the Intermediary will no longer make available to its customers or support investments in the Fund and that it plans to make available to its customers and support investments in money market funds (the “New Funds”) managed by another investment adviser (the “New Adviser”). Concurrently with the liquidation of the Fund, customers of the Intermediary, as well as certain customers of other financial intermediaries who are shareholders of the Fund, may be redeemed from the Fund and reinvested in the New Funds through these intermediaries. Advisor and the New Adviser have entered into an agreement under which Advisor will be compensated by the New Adviser for, among other things, assisting in the operational aspects of redemptions by shareholders of their shares in the Fund to provide proceeds for investments in the New Funds through these intermediaries. Shareholder accounts that are not redeemed and reinvested in the New Funds will be liquidated from the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases or exchanges on April 24, 2009. On or about April 27, 2009 (the “Liquidation Date”), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. Once the distribution is complete, the Fund will terminate.

Shareholders may redeem their shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with a redemption. In general, a redemption is a taxable event.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

Each shareholder should note that liquidation of the Fund may have an impact on a shareholder’s status under the U.S. Treasury Temporary Guarantee Program in which the Fund currently participates. For shareholders whose accounts are redeemed and reinvested in the New Funds, the New Funds also currently participate in the Treasury’s program.

Shareholders who redeem their shares in the Fund prior to the Liquidation Date may lose the benefit of the guarantee under the Treasury’s program. Shareholders whose accounts are liquidated by the Fund will likely lose the benefit of the guarantee under the Treasury’s program. If shareholders whose accounts are liquidated by the Fund open new accounts with other money market funds and reinvest the liquidation proceeds in the other money market funds, their accounts with the other money market funds will not be guaranteed under the Treasury’s program.

Shareholders whose accounts are redeemed and reinvested in the New Funds as described above will continue to be covered after such transactions are completed, subject to certain conditions imposed under the Treasury’s program being satisfied. The Fund and Advisor received a consent from the Treasury to this effect.

The Treasury’s program is designed to provide coverage to shareholders for amounts held by them in all participating money market funds regulated by Rule 2a-7 as of the close of business on September 19, 2008. The Treasury’s program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed. In addition, if the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as the close of business on September 19, 2008, or the number of shares held as of the guarantee event, whichever is less. The Treasury’s program also states that in the event a shareholder closes their account with a fund or broker/dealer, any future investment in the fund will not be guaranteed. On November 24, 2008, the Treasury announced the extension of the Temporary Guarantee Program for money market funds until April 30, 2009. The Fund continued its coverage under the Treasury’s program. For shareholders whose accounts are redeemed and reinvested in the New Funds, the New Funds also continued their coverage under the Treasury’s program. Currently, the Treasury’s program expires on April 30, 2009, unless extended by the Treasury. If the Treasury extends the program past April 30, 2009, the Fund will not continue its participation under the Treasury’s program since the Fund will be liquidated; the New Funds would need to make a decision to continue to participate, and pay a required fee, in order to continue to participate in the Treasury’s program. It is currently anticipated that the New Funds will continue to participate if the Treasury’s program is extended; however, there can be no assurance that any New Fund will do so.

If a shareholder has any questions regarding the continuation or loss of coverage under the Treasury’s program, or desires more information regarding the liquidation of the Fund, For more information, please contact a Monarch customer service representative at (800) 754-8757 or your financial intermediary.

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Please retain for future reference.